U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2015 (March 27, 2015)

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada (State or other jurisdiction of incorporation or organization)	87-0450232 (IRS Employer Identification No.)

C Site 25-26F President Building, No. 69 Heping North Street
Heping District, Shenyang 110003, Peoples Republic of China
(Address of principal executive offices)

0086-24-22813888
(Registrant’s telephone number)

Not applicable
(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

On March 27, 2015, Great China International Holdings, Inc. (“Great China or the “Company”) filed a report on From 8-K reporting that it entered into Stock Purchase Agreements on March 27, 2015, with two non-US business entities for the sale of a total of 2,300,000 shares of Great China common stock at a price of US$3.28 per share, or a total of $7,544,000.  The sale of the shares was scheduled to close on March 31, 2015.  On April 1, 2015, the Company filed an amendment to the original Form 8-K report stating that as of March 31, 2015, Great China had received $2,934,000 of the total purchase price covering 894,512 shares of common stock.

On April 14, 2015, the remaining subscription payment of $4,610,000 was received for the purchase of 1,405,488 common shares.

The offering was made to non-US persons pursuant to Regulation S adopted under the Securities Act of 1933 (the “Securities Act”).  Great China has agreed to file a registration statement under the Securities Act to permit public resale of the shares no later than January 1, 2017.  Initially, however, the shares are not registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with Great China’s business and finances, and other matters.  All forward-looking statements contained in this report speak only as of the date on which they were made.  Great China undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great China International Holdings, Inc.

Date: April 16, 2015	By:	/s/Frank Jiang
Frank Jiang, Chief Executive Officer

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